OTHER RESERVES (Tables)	12 Months Ended
Dec. 31, 2022
OTHER RESERVES
Schedule of components of other reserves and the movements in other reserves

	Equity	Cash flow
	securities	hedge
	reserve	reserve	Total
Balance at December 31, 2020	$97,216	$(11,964)	$85,252
Net change in cash flow hedge reserve	—	1,175	1,175
Transfer of net loss on disposal of equity securities to deficit	5,057	—	5,057
Net change in fair value of equity securities	(37,208)	—	(37,208)
Balance at December 31, 2021	$65,065	$(10,789)	$54,276
Net change in cash flow hedge reserve	—	2,301	2,301
Net change in fair value of equity securities	(85,583)	—	(85,583)
Balance at December 31, 2022	$(20,518)	$(8,488)	$(29,006)